Exhibit 99.1

SuRo Capital Corp. Reports Third Quarter 2025 Financial Results

Strong Portfolio Momentum Continues to be Driven by AI and AI Infrastructure Investments

Net Asset Value of $9.23 Per Share as of September 30, 2025

Board of Directors Declares $0.25 Per Share Cash Dividend

NEW YORK, NY, November 4, 2025 (GLOBE NEWSWIRE) – SuRo Capital Corp. (“SuRo Capital”, the “Company”, “we”, “us”, and “our”) (Nasdaq: SSSS) today announced its financial results for the third quarter ended September 30, 2025. Net assets totaled approximately $231.8 million, or $9.23 per share, at September 30, 2025, as compared to $9.18 per share ($8.93 per share dividend-adjusted), at June 30, 2025 and $6.73 per share ($6.48 per share dividend-adjusted) at September 30, 2024.

“Our record second quarter growth was driven by broad recognition of the value created by AI and AI infrastructure companies, and that momentum carried into the third quarter,” said Mark Klein, Chairman and Chief Executive Officer of SuRo Capital. “Building on this strength, our Board of Directors declared an additional cash dividend of $0.25 per share, supported by realized gains from CoreWeave and other portfolio liquidity events. Our recent distributions reflect the continued strength of our holdings and our commitment to delivering consistent value through disciplined realizations and reinvestment.”

Mr. Klein further emphasized, “OpenAI’s recent restructuring marks a major milestone for one of the most transformative technology companies of our time. By simplifying its capital structure and strengthening its ability to raise capital at scale, OpenAI is extremely well positioned to lead the next wave of AI infrastructure and innovation. Through SuRo Capital, investors gain access to category-defining companies driving this transformation led by OpenAI, one of our largest positions and the second-largest investment in SuRo Capital’s history.”

“We remain focused on identifying and investing in the next generation of category-defining companies,” Klein added. “In September, we invested $5 million into HL Digital Assets, Inc., a company investing in HYPE, the digital token of Hyperliquid. Hyperliquid is a decentralized cryptocurrency exchange designed to enable fast, transparent, and secure digital asset trading—reflecting our continued conviction in the expanding digital infrastructure opportunity set.”

“As we look ahead, we remain focused on generating value for our shareholders by maintaining our conviction-driven, research-led approach and backing the next era of transformative companies shaping the future of innovation,” Mr. Klein concluded.

Investment Portfolio as of September 30, 2025

At September 30, 2025, SuRo Capital held positions in 37 portfolio companies – 33 privately held and 4 publicly held – with an aggregate fair value of approximately $252.2 million. The Company’s top five portfolio company investments accounted for approximately 52% of the total portfolio at fair value as of September 30, 2025.

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Top Five Investments as of September 30, 2025

Portfolio Company ($ in millions)	Cost Basis	Fair Value	% of Total Portfolio
CW Opportunity 2 LP(1)	$12.7	$37.0	14.7%
Whoop, Inc.	11.0	28.8	11.4
ARK Type One Deep Ventures Fund LLC(2)	17.7	27.7	11.0
Blink Health, Inc.	15.0	21.0	8.3
Learneo, Inc.	15.0	15.4	6.1
Total	$71.4	$129.9	51.5%

(1)	CW Opportunity 2 LP is an SPV for which the Class A Membership Interest is solely invested in the Class A Common Shares of CoreWeave, Inc.
(2)	ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Membership Interest is solely invested in the Convertible Interest Rights of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Interest Rights of OpenAI Global, LLC through its investment in the Class A Membership Interest of ARK Type One Deep Ventures Fund LLC.

Third Quarter 2025 Investment Portfolio Activity

During the three months ended September 30, 2025, SuRo Capital made the following investments:

Portfolio Company	Investment	Transaction Date	Amount(1)
Supplying Demand, Inc. (d/b/a Liquid Death)(2)	Convertible Note	7/29/2025	$0.3 million
HL Digital Assets Inc.(3)	Preferred Shares	9/18/2025	$5.0 million

(1)	Amount invested does not include capitalized costs or prepaid expenses, if applicable.
(2)	Represents a follow-on investment.
(3)	HL Digital Assets Inc.’s primary purpose is to invest in HYPE, the digital token of Hyperliquid.

During the three months ended September 30, 2025, SuRo Capital exited and/or received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity / Initial Capital	Average Net Share Price(1)	Net Proceeds	Realized Gain
CW Opportunity 2 LP(2)	Various	16.6%	N/A	$7.2 million	$4.7 million
GrabAGun Digital Holdings Inc. - Public Warrants (3)	Various	395,512	$1.67	$0.7 million	$0.5 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	SuRo Capital retains approximately 83.4% of its investment in CW Opportunity 2 LP as of September 30, 2025.
(3)	As of September 30, 2025, SuRo Capital held 1,204,488 remaining GrabAGun Digital Holdings Inc. public warrants.

Subsequent to quarter-end through November 4, 2025, SuRo Capital exited and/or received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity / Initial Capital	Net Proceeds	Realized Gain/(Loss)
CW Opportunity 2 LP(1)	Various	11.6%	$7.0 million	$5.3 million
Rebric, Inc. (d/b/a Compliable)	10/16/2025	—	$-	$(1.0 million)
True Global Ventures 4 Plus Pte Ltd	10/31/2025	6.9%	$0.1 million	$-

(1)	SuRo Capital retains approximately 71.8% of its investment in CW Opportunity 2 LP as of November 4, 2025.

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Third Quarter 2025 Financial Results

	Quarter Ended September 30, 2025		Quarter Ended September 30, 2024
	$ in millions	per share(1)	$ in millions	per share(1)

Net investment loss	$(3.5)	$(0.14)	$(3.2)	$(0.14)

Net realized gain/(loss) on investments	5.2	0.21	(13.7)	(0.59)

Realized loss on partial repurchase of 6.00% Notes due 2026	-	-	(0.1)	(0.01)

Net change in unrealized appreciation of investments	5.7	0.23	11.6	0.50

Net increase/(decrease) in net assets resulting from operations(2)	7.4	0.30	(5.5)	(0.24)

Dividends declared	(6.0)	(0.25)	-	-

Issuance of common stock from public offering	10.6	(0.03)	-	-

Stock-based compensation	0.4	0.03	0.6	0.03

Increase/(decrease) in net asset value	$12.4	$0.05	$(4.9)	$(0.21)

(1)	Based on basic weighted-average number of shares outstanding for the relevant period.
(2)	Total may not sum due to rounding.

SuRo Capital’s liquid assets were approximately $58.3 million as of September 30, 2025, consisting of cash and directly-held securities of publicly traded portfolio companies not subject to certain restrictions at quarter-end.

Weighted-average common basic shares outstanding were approximately 24.4 million and 23.4 million for the quarters ended September 30, 2025 and 2024, respectively. As of September 30, 2025, there were 25,119,091 shares of the Company’s common stock outstanding.

2025 Dividend Declarations

On July 3, 2025, SuRo Capital’s Board of Directors declared a dividend of $0.25 per share paid on July 31, 2025 to the Company’s common stockholders of record as of the close of business on July 21, 2025. The dividend was paid in cash.

On November 3, 2025, SuRo Capital’s Board of Directors declared a dividend of $0.25 per share payable on December 5, 2025 to the Company’s common stockholders of record as of the close of business on November 21, 2025. The dividend will be paid in cash.

Certain Information Regarding the Dividends

The date of declaration and amount of any distributions, including any future distributions, are subject to the sole discretion of SuRo Capital’s Board of Directors.

The aggregate amount of distributions declared and paid by SuRo Capital will be fully taxable to stockholders. The tax character of SuRo Capital’s distributions cannot be finally determined until the close of SuRo Capital’s taxable year (December 31). SuRo Capital will report the actual tax characteristics of each year’s distributions annually to stockholders and the IRS on Form 1099-DIV subsequent to year-end.

Registered stockholders with questions regarding declared dividends may call Equiniti Trust Company, LLC at 800-937-5449.

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Note Repurchase Program

On October 29, 2025, SuRo Capital’s Board of Directors approved an extension of the Company’s discretionary note repurchase program (the “Note Repurchase Program”) which allows the Company to repurchase up to an additional $40.0 million or the remaining aggregate principal amount, of our 6.00% Notes due 2026 through open market purchases, including block purchases, in such manner as will comply with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Share Repurchase Program

On October 29, 2025, the Company’s Board of Directors authorized an extension of the Company’s discretionary Share Repurchase Program until the earlier of (i) October 31, 2026 or (ii) the repurchase of $64.3 million in aggregate amount of the Company’s common stock. The dollar value of shares that may yet be purchased by the Company under the Share Repurchase Program is approximately $25.0 million.

Since inception of the Share Repurchase Program in August 2017, SuRo Capital has repurchased over 6.0 million shares of its common stock for an aggregate purchase price of approximately $39.3 million.

Under the Share Repurchase Program, the Company may repurchase its outstanding common stock in the open market, provided it complies with the prohibitions under its insider trading policies and procedures and the applicable provisions of the 1940 Act and the Exchange Act.

Conference Call and Webcast

Management will hold a conference call and webcast for investors at 2:00 p.m. PT (5:00 p.m. ET) on November 4, 2025. The conference call access number for U.S. participants is 866 580 3963 and the conference call access number for participants outside the U.S. is +1 786 697 3501. The conference ID number for both access numbers is 0818719 or SuRo Capital. Additionally, interested parties can listen to a live webcast of the call from the “Investor Relations” section of SuRo Capital’s website at www.surocap.com. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on November 11, 2025 by dialing 1 866-583-1035 (U.S.) or +44 (0) 20 3451 9993 (International) and using conference ID number 0818719.

Forward-Looking Statements

Statements included herein, including statements regarding SuRo Capital’s beliefs, expectations, intentions, or strategies for the future, may constitute “forward-looking statements”. SuRo Capital cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause SuRo Capital’s actual results to differ from management’s current expectations are contained in SuRo Capital’s filings with the Securities and Exchange Commission. SuRo Capital undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this press release.

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About SuRo Capital Corp.

SuRo Capital Corp. (Nasdaq: SSSS) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. The fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. Since inception, SuRo Capital has served as the public’s gateway to venture capital, offering unique access to some of the world’s most innovative and sought-after private companies before they become publicly traded. SuRo Capital’s diverse portfolio encompasses high-growth sectors including AI infrastructure, emerging consumer brands, and cutting-edge software solutions for both consumer and enterprise markets, among others. SuRo Capital is headquartered in New York, NY and has an office in San Francisco, CA. Connect with the company on X, LinkedIn, and at www.surocap.com.

Contact

SuRo Capital Corp.

(212) 931-6331

IR@surocap.com

Media Contact

Deborah Kostroun

Zito Partners

SuRoCapitalPR@zitopartners.com

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SURO CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2025 (UNAUDITED)	December 31, 2024 (AUDITED)
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $224,613,209 and $234,601,314, respectively)	$242,003,642	$198,511,915
Non-controlled/affiliate investments (cost of $21,609,640 and $20,605,400, respectively)	10,191,898	9,268,827
Controlled investments (cost of $0 and $1,602,940, respectively)	—	1,600,000
Total Investments (cost of $246,222,849 and $256,809,654, respectively)	252,195,540	209,380,742
Cash	54,549,056	20,035,640
Restricted cash	38,741	—
Escrow proceeds receivable	—	45,298
Interest and dividends receivable	111,009	756,022
Deferred financing costs	517,487	526,261
Prepaid expenses and other assets(1)	890,117	855,630
Total Assets	308,301,950	231,599,593
LIABILITIES
6.00% Notes due December 30, 2026(2)	39,407,359	44,198,838
6.50% Convertible Notes due August 14, 2029(3)	34,071,073	29,051,408
Accounts payable and accrued expenses(1)	2,853,344	768,394
Dividends payable	183,146	8,867
Total Liabilities	76,514,922	74,027,507

Net Assets	$231,787,028	$157,572,086
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 25,119,091 and 23,601,566 issued and outstanding, respectively)	$251,191	$236,016
Paid-in capital in excess of par	237,812,778	226,579,432
Accumulated net investment loss	(15,140,936)	(4,302,192)
Accumulated net realized gain/(loss) on investments, net of distributions	2,994,462	(17,409,097)
Accumulated net unrealized appreciation/(depreciation) of investments	5,869,533	(47,532,073)
Net Assets	$231,787,028	$157,572,086
Net Asset Value Per Share	$9.23	$6.68

(1)	This balance includes a right of use asset and corresponding operating lease liability, respectively.
(2)	As of September 30, 2025, the 6.00% Notes due December 30, 2026 (the “6.00% Notes due 2026”) (effective interest rate of 6.52%) had a face value $39,667,650. As of December 31, 2024, the 6.00% Notes due 2026 (effective interest rate of 6.48%) had a face value $44,667,400.
(3)	As of September 30, 2025, the 6.50% Convertible Notes due August 14, 2029 (the “6.50% Convertible Notes due 2029”) (effective interest rate of 7.17%) had a face value $35,000,000. As of December 31, 2024, the 6.50% Convertible Notes due 2029 (effective interest rate of 7.06%) had a face value $30,000,000.

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SURO CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income(1)	$459,269	$578,603	$777,220	$1,111,360
Dividend income	—	166,153	348,447	188,028
Controlled investments:
Interest income	—	143,961	—	955,628
Interest income from U.S. Treasury bills	—	—	—	1,189,145
Total Investment Income	459,269	888,717	1,125,667	3,444,161
OPERATING EXPENSES
Compensation expense	1,678,497	1,916,361	4,918,188	6,300,188
Directors’ fees	246,658	171,661	592,718	510,599
Interest expense	1,276,713	1,153,466	3,812,047	3,582,000
Professional fees	394,173	515,244	1,825,254	1,830,628
Income tax expense	—	—	(215,949)	54,894
Other expenses	318,043	339,858	1,032,153	1,252,252
Total Operating Expenses	3,914,084	4,096,590	11,964,411	13,530,561
Net Investment Loss	(3,454,815)	(3,207,873)	(10,838,744)	(10,086,400)
Realized Gain/(Loss) on Investments:
Non-controlled/non-affiliated investments	5,196,799	(328,520)	26,391,459	(775,461)
Non-controlled/affiliate investments	—	(6,598,530)	—	(6,598,530)
Controlled investments	—	(6,786,462)	—	(6,793,207)
Net Realized Gain/(Loss) on Investments	5,196,799	(13,713,512)	26,391,459	(14,167,198)
Realized loss on partial repurchase of 6.00% Notes due December 30, 2026	—	(145,244)	(15,873)	(145,244)
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	23,634,141	(1,988,131)	53,475,595	(24,362,275)
Non-controlled/affiliate investments	735,476	6,811,103	(76,930)	3,806,567
Controlled investments	(18,694,508)	6,791,412	2,941	6,785,776
Net Change in Unrealized Appreciation/(Depreciation) of Investments	5,675,109	11,614,384	53,401,606	(13,769,932)
Net Change in Net Assets Resulting from Operations	$7,417,093	$(5,452,245)	$68,938,448	$(38,168,774)
Net Change in Net Assets Resulting from Operations per Common Share:
Basic	$0.30	$(0.23)	$2.89	$(1.59)
Diluted(2)	$0.28	$(0.23)	$2.49	$(1.59)
Weighted-Average Common Shares Outstanding
Basic	24,371,533	23,378,002	23,893,418	24,058,085
Diluted(2)	28,989,579	23,378,002	28,408,445	24,058,085

(1)	Includes interest income earned on cash.
(2)	For the three and nine months ended September 30, 2024, 3,225,808 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net decrease in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive.

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SURO CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Per Basic Share Data
Net asset value at beginning of period	$9.18	$6.94	$6.68	$7.99
Net investment loss(1)	(0.14)	(0.14)	(0.45)	(0.42)
Net realized gain/(loss) on investments(1)	0.21	(0.59)	1.10	(0.59)
Realized loss on partial repurchase of 6.00% Notes due December 30, 2026(1)	—	(0.01)	<(0.01)	(0.01)
Net change in unrealized appreciation/(depreciation) of investments(1)	0.23	0.50	2.23	(0.57)
Dividends declared	(0.25)	—	(0.25)	—
Issuance of common stock from public offering(1)	(0.03)	—	(0.03)	—
Repurchase of common stock(1)	—	—	—	0.23
Stock-based compensation(1)	0.03	0.03	(0.05)	0.10
Net asset value at end of period	$9.23	$6.73	$9.23	$6.73
Per share market value at end of period	$9.00	$4.04	$9.00	$4.04
Total return based on market value(2)	12.67%	0.75%	57.31%	2.54%
Total return based on net asset value(2)	3.27%	(3.03)%	41.92%	(15.77)%
Shares outstanding at end of period	25,119,091	23,378,002	25,119,091	23,378,002
Ratios/Supplemental Data:
Net assets at end of period	$231,787,028	$157,437,207	$231,787,028	$157,437,207
Average net assets	$217,139,281	$161,407,400	$178,224,292	$179,655,590
Ratio of net operating expenses to average net assets(3)	7.15%	10.10%	8.98%	10.06%
Ratio of net investment loss to average net assets(3)	(6.31)%	(7.91)%	(8.13)%	(7.50)%
Portfolio Turnover Ratio	2.15%	2.30%	5.24%	8.06%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based upon the change in market price per share between the opening and ending market values per share in the period, adjusted for dividends and equity issuances. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period, adjusted for dividends and equity issuances.
(3)	Financial highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.

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